Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

ESTIMATED SECOND QUARTER 2026 RESULTS AND

JUNE 30, 2026 RMBS PORTFOLIO CHARACTERISTICS

●	Estimated Book Value Per Share as of June 30, 2026 of $7.22
●	Estimated GAAP net income of $0.44 per share for the quarter ended June 30, 2026 including an estimated $0.18 per share of net realized and unrealized gains on RMBS and derivative instruments
●	Estimated 6.2% total return on equity for the quarter ended June 30, 2026
●	Estimated book value, net income and total return on equity amounts are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm
●	RMBS Portfolio Characteristics as of June 30, 2026

Vero Beach, Fla., July 13, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today its estimated second quarter of 2026 results and portfolio characteristics as of June 30, 2026.

Shares Outstanding

As of July 13, 2026 and June 30, 2026, the Company had 199,603,438 shares of common stock outstanding. As of March 31, 2026, the Company had 196,700,226 shares of common stock outstanding.

Estimated June 30, 2026 Book Value Per Share

The Company’s estimated book value per share as of June 30, 2026 was $7.22.  The Company computes book value per share by dividing total stockholders' equity by the total number of outstanding shares of common stock. At June 30, 2026, the Company's preliminary estimated total stockholders' equity was approximately $1.4 billion with 199,603,438 shares of common stock outstanding. These figures and the resulting estimated book value per share are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Net Income Per Share and Realized and Unrealized Gains on RMBS and Derivative Instruments

The Company estimates it generated net income per share of $0.44 for the quarter ended June 30, 2026, which includes an estimated $0.18 per share of net realized and unrealized gains on RMBS and derivative instruments. These amounts compare to total dividends declared during the quarter of $0.30 per share. Net income per common share calculated under generally accepted accounting principles can, and does, differ from our real estate investment trust ("REIT") taxable income.  The Company views REIT taxable income as a better indication of income to be paid in the form of a dividend rather than net income. Many components of REIT taxable income can only be estimated at this time and our monthly dividends declared are based on both estimates of REIT taxable income to be earned over the course of the current quarter and calendar year and a longer-term estimate of the REIT taxable income of the Company. These figures are preliminary, subject to change, and subject to review by the Company’s independent registered public accounting firm.

Estimated Total Return on Equity

The Company’s estimated total return on equity for the quarter ended June 30, 2026 was 6.2%. The Company calculates total return on equity as the sum of dividends declared and paid during the quarter plus changes in book value during the quarter, divided by the Company’s stockholders’ equity at the beginning of the quarter.  The total return was $0.44 per share, comprised of dividends per share of $0.30 and an increase in book value per share of $0.14 from June 30, 2026.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of June 30, 2026 are presented below. These figures are preliminary and subject to change and, with respect to figures that will appear in the Company’s financial statements and associated footnotes as of and for the quarter ended June 30, 2026, are subject to review by the Company’s independent registered public accounting firm:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Apr-26 -
									Jun-26	Jun-26
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in July)	in July)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$315,785	$280,604	2.43%	88.86	3.00%	3.52%	62	291	8.1%	6.5%	$8,376	$(8,497)
30yr 3.5	37,144	33,944	0.29%	91.39	3.50%	4.30%	81	260	1.7%	3.7%	993	(1,011)
30yr 4.0	47,532	45,097	0.39%	94.88	4.00%	4.77%	85	270	10.2%	11.4%	1,169	(1,208)
30yr 4.5	436,796	422,712	3.66%	96.78	4.50%	5.46%	30	326	7.6%	6.1%	9,135	(10,098)
30yr 5.0	2,163,688	2,140,194	18.55%	98.91	5.00%	6.00%	13	344	4.6%	5.2%	40,360	(47,402)
30yr 5.5	4,030,632	4,086,306	35.41%	101.38	5.50%	6.45%	13	343	6.4%	6.6%	60,965	(76,234)
30yr 6.0	3,051,319	3,146,124	27.26%	103.11	6.00%	6.92%	18	336	11.0%	15.1%	31,503	(43,625)
30yr 6.5	1,261,375	1,317,446	11.42%	104.45	6.50%	7.39%	20	334	22.2%	22.8%	9,259	(13,756)
30yr 7.0	52,676	55,771	0.48%	105.88	7.00%	7.91%	31	321	15.6%	42.4%	458	(600)
Total Pass-Through RMBS	11,396,947	11,528,198	99.90%	101.15	5.54%	6.47%	18	338	9.2%	10.9%	162,218	(202,431)
Total Structured RMBS	82,573	11,966	0.10%	14.49	3.39%	4.59%	139	204	7.2%	7.0%	63	95

Total Mortgage Assets	$11,479,520	$11,540,164	100.00%		5.52%	6.45%	19	337	9.2%	10.9%	$162,281	$(202,336)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Jan-27	$(1,950)	$1,950
10-Year Treasury Future(2)	(188,600)	May-33	(6,062)	5,854
10-Year Ultra Treasury Future(3)	(60,000)	Feb-36	(2,628)	2,542
ERIS SOFR Swap Futures	(10,000)	Sep-31	(182)	177
Swaps	(7,814,200)	Feb-31	(160,872)	155,615
Swaptions	(1,000,000)	Dec-31	(2,737)	5,001
TBA Short	(594,900)	Jul-26	(8,005)	10,686
Hedge Total	$(10,057,700)		$(182,436)	$181,825
Rate Shock Grand Total			$(20,155)	$(20,511)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Ten-year Treasury futures contracts were valued at prices of $109.89 at June 30, 2026. The market value of the short position was $207.3 million.
(3)	Ten-year Ultra futures contracts were valued at prices of $112.47 at June 30, 2026 The market value of the short position was $67.5 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of June 30, 2026
Fannie Mae	$6,022,656	52.2%
Freddie Mac	5,517,509	47.8%
Total Mortgage Assets	$11,540,165	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of June 30, 2026
Non-Whole Pool Assets	$574,055	5.0%
Whole Pool Assets	10,966,109	95.0%
Total Mortgage Assets	$11,540,164	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of June 30, 2026	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Securities, LLC	$568,720	5.1%	3.77%	14	8/19/2026
Marex Capital Markets Inc.	497,411	4.5%	3.78%	20	7/23/2026
StoneX Financial Inc.	486,529	4.4%	3.79%	73	9/23/2026
Hidden Road Partners Civ US LLC	484,902	4.4%	3.76%	53	8/26/2026
Citigroup Global Markets Inc	483,698	4.4%	3.76%	29	9/21/2026
ABN AMRO Bank N.V.	477,675	4.3%	3.76%	24	7/27/2026
ASL Capital Markets Inc.	472,828	4.3%	3.77%	57	9/21/2026
The Bank of Nova Scotia	460,634	4.2%	3.75%	27	8/13/2026
South Street Securities, LLC	458,067	4.1%	3.82%	68	11/13/2026
J.P. Morgan Securities LLC	451,719	4.1%	3.78%	27	7/27/2026
RBC Capital Markets, LLC	445,012	4.0%	3.82%	27	7/27/2026
Cantor Fitzgerald & Co	424,847	3.8%	3.76%	24	7/24/2026
DV Securities, LLC Repo	423,823	3.8%	3.77%	47	8/27/2026
Banco Santander SA	413,756	3.7%	3.77%	14	7/20/2026
Daiwa Securities America Inc.	407,688	3.7%	3.81%	67	9/23/2026
Clear Street LLC	407,554	3.7%	3.76%	17	7/20/2026
Goldman, Sachs & Co	395,928	3.6%	3.76%	27	7/27/2026
Bank of Montreal	376,058	3.4%	3.76%	15	7/15/2026
ING Financial Markets LLC	370,344	3.3%	3.80%	13	7/13/2026
Brean Capital, LLC	299,159	2.7%	3.76%	21	7/27/2026
Mirae Asset Securities (USA) Inc.	296,573	2.7%	3.79%	47	8/24/2026
MUFG Securities Canada, Ltd.	268,537	2.4%	3.75%	30	8/4/2026
Morgan Stanley & Co. LLC	260,567	2.4%	3.74%	9	7/15/2026
Merrill Lynch, Pierce, Fenner & Smith	252,699	2.3%	3.78%	26	7/27/2026
Mitsubishi UFJ Securities (USA), Inc.	239,196	2.2%	3.77%	22	7/22/2026
TD Securities (USA) LLC	219,140	2.0%	3.78%	42	8/11/2026
Nomura Securities International, Inc.	212,865	1.9%	3.76%	40	8/14/2026
Mizuho Securities USA LLC	182,067	1.6%	3.77%	15	7/15/2026
Natixis, New York Branch	137,685	1.2%	3.76%	19	7/24/2026
BNP Paribas Securities Corp.	135,654	1.2%	3.78%	41	8/10/2026
Lucid Prime Fund, LLC	30,438	0.3%	3.75%	16	7/16/2026
Canyon Partners, LLC	23,899	0.2%	3.71%	17	7/17/2026
Mesirow Financial, Inc.	21,243	0.2%	3.75%	16	7/16/2026
Total Borrowings	$11,086,915	100.0%	3.77%	33	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400